1 Golub Capital Private Credit Fund May 2026 Shareholder Letter Dear Shareholder, Golub Capital Private Credit Fund (“GCRED” or “the Fund”) seeks to generate strong risk-adjusted net returns by assembling a portfolio of investments across a broad range of industries and private equity sponsors. We believe GCRED has delivered performance, as of March 31, 2026, consistent with its goals: an 8.8% annualized inception-to-date net return to shareholders, outperforming U.S. broadly syndicated loans and investment grade corporate bonds by 1.3% and 3.6%, respectively.1 GCRED was intentionally structured with a quarterly share repurchase limitation of 5.0% of our common shares outstanding. For the tender period closing on May 1, 2026 and consistent with this feature, GCRED intends to fulfill repurchase requests for 8,891,200 shares, which is 5.0% of the common shares outstanding as of December 31, 2025, at a price equal to the net asset value as of March 31, 2026. For this tender period, repurchase requests totaled 8.5% of common shares outstanding as of December 31, 2025 and will be fulfilled on a pro-rated basis based on the total number of common shares tendered. Notably, the repurchase requests were concentrated in a small subset representing approximately 5% of GCRED’s more than 12,000 shareholders. The Fund has also had new subscriptions totaling approximately 14.0 million shares year-to-date through April 30, 2026. We believe GCRED’s repurchase program is well-structured and consistent with the interests of all its shareholders. The program seeks to balance offering limited and periodic liquidity with a careful matching of the tenor of the Fund’s capital base and its investment portfolio. Since inception, GCRED has grown its capital base at a deliberate pace, informed by Golub Capital’s selective approach to underwriting and its assessment of the opportunity set. Importantly, the Fund maintains meaningful and diversified sources of liquidity of approximately $4.1 billion as of the date of this letter, and we expect to maintain sufficient liquidity to continue our repurchase program of quarterly tenders for 5.0% of our common shares outstanding for the foreseeable future.2 We believe that GCRED is well positioned for the current environment due to its carefully constructed, well-performing, diversified portfolio and its access to the experience and resources of the Golub Capital platform. As of March 31, 2026, GCRED’s portfolio consists of nearly $10 billion in total investments at fair value. Loans are predominately first lien senior secured (approximately 96% of the portfolio) with strong downside protection, as evidenced by an average loan-to-value ratio of 42%. The portfolio remains well diversified with exposure to 458 individual portfolio companies and average position size of 0.2%. GCRED’s investment portfolio continues to perform well, as measured by our internal performance ratings. As of March 31, 2026, approximately 98% of investments were in rating categories 4 and 5—our strongest internal performance ratings, which indicates that borrowers are performing at or above expectations. GCRED had no investments rated in category 1 (highest risk). In addition, less than 0.1% of GCRED’s investment portfolio (at fair value) was on non-accrual, a metric that remains significantly below industry averages.3 We believe these indicators reflect the strength and stability of GCRED’s portfolio. Going forward our playbook remains unchanged: maintain rigorous underwriting standards, identify underperformance early, work proactively with sponsors, and stay prepared to lean in when attractive opportunities emerge. This disciplined approach has helped Golub Capital minimize realized losses and deliver consistent results historically, and we believe it will serve GCRED well in the coming period. Sincerely, Golub Capital Private Credit Fund

Golub Capital Private Credit Fund | *May 2026 Shareholder Letter*

GOLUB CAPITAL

Footnotes

1. U.S. investment grade corporate bonds total return is represented by the Morningstar US Corporate Bond Index. The Morningstar US Corporate Bond Index is a market-capitalization-weighted index designed to measure the performance of U.S. dollar-denominated, fixed-rate, investment-grade corporate bonds with maturities greater than one year, issued by U.S. corporations. As of March 31, 2026. For broadly syndicated loans, total return is represented by the Morningstar LSTA Leveraged Loan Index. The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. broadly syndicated leveraged loan market. The Morningstar LSTA US Leveraged Loan Index typically encompasses 90%–95% of the entire broadly syndicated leveraged loan market. As of March 31, 2026.

2. The board of trustees may amend or suspend the share repurchase program at any time if in its reasonable judgment it deems such action to be in our best interest and the best interest of our shareholders.

3. Source: KBW "BDC Credit Monitor" and Golub Capital internal analysis. As of September 30, 2025.

Important Disclosure Information

- In considering any investment performance information contained in this letter, **prospective and current investors should bear in mind that past or projected performance is not necessarily indicative of future results** and there can be no assurance that the Fund will achieve comparable results, implement its investment strategy, achieve its objectives or avoid substantial losses or that any expected returns will be met.
- **Estimates /Targets.** Any estimates, targets, forecasts, or similar predictions or returns set forth herein are based on assumptions and assessments made by Golub Capital that it considers reasonable under the circumstances as of the date hereof. They are necessarily speculative, hypothetical, and inherently uncertain in nature, and it can be expected that some or all of the assumptions underlying such estimates, targets, forecasts , or similar predictions or returns contained herein will not materialize and/or that actual events and consequences thereof will vary materially from the assumptions upon which such estimates, targets, forecasts, or similar predictions or returns have been based. Among the assumptions to be made by Golub Capital in performing its analysis are (i) the amount and frequency of current income from an investment, (ii) the holding period length, (iii) EBITDA growth and cost savings over time, (iv) the manner and timing of sale, (v) exit multiples reflecting long-term averages for the relevant asset type, (vi) customer growth and other business initiatives, (vii) availability of financing, (viii) potential investment opportunities Golub Capital is currently or has recently reviewed and (ix) overall macroeconomic conditions such as GDP growth, unemployment and interest rate levels. Inclusion of estimates, targets, forecasts, or similar predictions or returns herein should not be regarded as a representation or guarantee regarding the reliability, accuracy or completeness of such information, and neither Golub Capital nor the Fund is under any obligation to revise such returns after the date provided to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such returns are later shown to be incorrect. None of Golub Capital, the Fund, their affiliates or any of the respective directors, officers, employees, partners, shareholders, advisers and agents of any of the foregoing makes any assurance, representation or warranty as to the accuracy of such assumptions. Investors and clients are cautioned not to place undue reliance on these forward-looking statements. Readers of this letter are encouraged to contact Fund representatives to discuss the procedures and methodologies used to make the estimates, targets, forecasts, and/or similar predictions or returns and other information contained herein.
- **Forward-Looking Statements.** Certain information contained in this letter constitutes "forward-looking statements," which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue" or other similar words, or the negatives thereof. These may include financial predictions estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Golub Capital believes these factors include but are not limited to those described under the section entitled "Risk Factors", which are further described in the Prospectus, and any such updated factors included in GCRED's periodic filings with the U.S. Securities and Exchange Commission, which will be accessible on the SEC's website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this letter and in other filings. Golub Capital undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
- Investments mentioned may not be suitable for all investors. Any product discussed herein may be purchased only after an investor has carefully reviewed the prospectus and executed the subscription document, which will contain additional information about the fund. Accordingly, the terms and provisions included herein are presented as of the dates indicated and information about the fund in its final form may differ materially from the information set forth herein.
- **Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss.**
- **Highly Competitive Market for Investment Opportunities.** The activity of identifying, completing and realizing attractive investments is highly competitive, and involves a high degree of uncertainty. There can be no assurance that the Fund will be able to locate, consummate and exit investments that satisfy its objectives or realize upon their values or that the Fund will be able to fully invest its committed capital. There is no guarantee that investment opportunities will be allocated to the Fund and/or that the activities of Golub Capital's other funds will not adversely affect the interests of the Fund.

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Golub Capital Private Credit Fund | *May 2026 Shareholder Letter*

GOLUB CAPITAL

Important Disclosure Information (Cont'd)

- **Material, Non-Public Information.** In connection with other activities of Golub Capital, certain Golub Capital personnel may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities, including on the Fund's behalf. As such, the Fund may not be able to initiate a transaction or sell an investment. In addition, policies and procedures maintained by Golub Capital to deter the inappropriate sharing of material non-public information may limit the ability of Golub Capital personnel to share information with personnel in Golub Capital's other business groups, which may ultimately reduce the positive synergies expected to be realized by the Fund as part of the broader Golub Capital investment platform.
- **No Assurance of Investment Return.** Prospective investors should be aware that an investment in the Fund is speculative and involves a high degree of risk. There can be no assurance that the Fund will achieve comparable results, implement its investment strategy, achieve its objectives or avoid substantial losses or that any expected returns will be met. The Fund's performance may be volatile. An investment should only be considered by sophisticated investors who can afford to lose all or a substantial amount of their investment. The Fund's fees and expenses may offset or exceed its profits.
- **Opinions.** Opinions expressed reflect the current opinions of Golub Capital as of the date appearing in this letter only and are based on Golub Capital's opinions of the current market environment, which is subject to change. Certain information contained in this letter discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. This letter is not complete and the information contained herein may change at any time without notice. Opinions expressed herein may differ from the opinions expressed by a Dealer and/or other businesses / affiliates of a Dealer. This is not a "research report" as defined by FINRA Rule 2241 and was not prepared by the research departments of a Dealer or its affiliates.
- **Reliance on Key Management Personnel.** The success of the Fund will depend, in large part, upon the skill and expertise of certain Golub Capital professionals. In the event of the death, disability or departure of any key Golub Capital professionals, the business and the performance of the Fund may be adversely affected.
- **Target Allocations.** There can be no assurance that the Fund will achieve its objectives or avoid substantial losses. Allocation targets depend on a variety of factors, including prevailing market conditions and investment availability. There is no guarantee that such targets will be achieved and any particular investment may not meet the target criteria.
- **Third Party Information.** Certain information contained in this letter has been obtained from sources outside Golub Capital, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of Golub Capital, its funds, nor any of their affiliates takes any responsibility for, and has not independently verified, any such information. In particular, you should note that, since many investments of the Fund may be unquoted, net asset value figures in relation to the Fund may be based wholly or partly on estimates of the values of the Fund's investments provided by the originating banks of those underlying investments or other market counterparties, which estimates may themselves have been subject to no verification or auditing process or may relate to a valuation at a date before the relevant net asset valuation for the Fund, or which have otherwise been estimated by Golub Capital.
- This letter may contain information obtained from third parties. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES COSTS DUE TO NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS.
- **Trends.** There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results.
- This communication does not constitute a solicitation to buy any security or instrument, or a solicitation of interest in any Golub Capital fund, account or strategy. The content of this communication should not be construed as legal, tax or investment advice.
- Securities offered through Arete Wealth Management, LLC Member: ***FINRA/SIPC***. Only available in states where Arete Wealth Management, LLC is registered. Arete Wealth Management, LLC is not affiliated with any other entities identified in this communication.
- Golub Capital (including its various affiliates) creates and manages multiple investment funds. Two of its control affiliates, GC Advisors LLC ("GC Advisors") and GC OPAL Advisors LLC ("GC OPAL Advisors", and together with GC Advisors, the "Registered Advisers") are registered investment advisers with the U.S. Securities and Exchange Commission (the "SEC"). A number of other investment advisers, such as GC Investment Management LLC and OPAL BSL LLC (Management Series) (collectively, the "Relying Advisers") are registered in reliance upon GC OPAL Advisors' registration. The Registered Advisers and the Relying Advisers (collectively, the "Advisers") manage certain of Golub Capital's affiliated funds and accounts. For a detailed description of the Advisers and each of their investment advisory fees, please see the Registered Advisers' Form ADV Part 1 and 2A on file with the SEC. Registration is not an endorsement by the SEC, nor does it mean that a government agency approves an advisor or reviews its qualifications. Registration does not imply a certain level of skill or training, nor does it guarantee success or future performance.
- **Past performance is not indicative nor a guarantee of future returns.**

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Golub Capital Private Credit Fund | *May 2026 Shareholder Letter*

GOLUB CAPITAL

Summary of Risks

- We are a relatively new company with a limited operating history and there is no assurance that we will achieve our investment objective.
- The majority of our portfolio investments are valued using the investment's fair value, as determined in good faith by our valuation designee, subject to oversight by our board of trustees, and, as a result, there could be uncertainty as to the value of our portfolio investments.
- Because subscriptions must be submitted at least five business days prior to the first calendar day of each month (unless waived), you will not know the net asset value per share at which you will be subscribing at the time you subscribe.
- You should not expect to be able to sell your Common Shares regardless of how we perform.
- You should not expect to have access to the money you invest for an extended period of time.
- We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.
- Because you should not expect to be able to sell your Common Shares, you should not expect to be able to reduce your exposure in any market downturn.
- At the discretion of our board of trustees, we have commenced a quarterly share repurchase program, but only a limited number of Common Shares will be eligible for repurchase and repurchases will be subject to available liquidity, among other significant restrictions. Our board of trustees may amend, suspend or terminate the share repurchase program upon 30 days' notice, if it deems such action to be in our best interest and the best interest of our shareholders. As a result, we cannot guarantee that share repurchases will be made available each quarter.
- An investment in our Common Shares is not suitable for you if you need access to the money you invest.
- You will bear substantial fees and expenses in connection with your investment.
- Because the incentive fee is based on the performance of our portfolio, the Investment Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement.
- We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Any capital returned through distributions will be returned after the payment of fees and expenses.
- Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Investment Adviser or its affiliates, that may be subject to reimbursement to the Investment Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.
- We use and expect to continue to use leverage, which will magnify the potential for loss on amounts invested in us.
- We invest in securities that are rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be illiquid and difficult to value.
- **Neither the U.S. Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the 'Regulation Best Interest' standard to any or all purchasers.**
- This letter must be read in conjunction with the Prospectus in order to fully understand all the implications and risks of an investment in GCRED. This letter is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the Prospectus. Prior to making an investment, investors should read the Prospectus, including the "Risk Factors" section therein, which contain the risks and uncertainties that we believe are material to our business' operating results.

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